LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND

June 1, 2000

Dear Shareholder:

The J.P. Morgan Institutional Emerging Markets Equity Fund returned 12.64% for the six months ended April 30, 2000. Although it posted a solid return, the fund underperformed the Lipper Emerging Markets Equity Fund Average and the MSCI Emerging Markets Free Index, which returned 21.35% and 13.87% respectively.

The fund's net asset value on April 30 was $8.08 per share, increasing from $7.22 per share on October 31, 1999, after paying an income dividend of approximately $0.06 per share over the six-month period. The fund's net assets were $137.9 million on April 30 while the total net assets of The Emerging Markets Equity Portfolio, in which the fund invests, totaled $177.3 million.

Included in this report is an interview with Douglas Dooley, managing director, who is a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated


-------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS........... 1  FUND FACTS AND HIGHLIGHTS........... 9
FUND PERFORMANCE..................... 2  FINANCIAL STATEMENTS................12
PORTFOLIO MANAGER Q&A................ 3
-------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                          TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                     ------------------  -----------------------------------------------
                                                     THREE     SIX             ONE        THREE     FIVE     SINCE
AS OF APRIL 30, 2000                                 MONTHS    MONTHS          YEAR       YEARS     YEARS    INCEPTION*
-----------------------------------------------------------------------  -----------------------------------------------
J.P. Morgan Institutional Emerging Markets
   Equity Fund                                       -8.70%    12.64%          17.86%    -5.77%     0.07%    -0.52%
Emerging Markets Benchmark**                         -7.84%    13.87%          22.11%    -2.14%     2.26%     1.58%
Lipper Emerging Markets Equity Fund Average***       -6.95%    21.35%          29.84%    -0.69%     3.86%     0.50%

AS OF MARCH 31, 2000
-----------------------------------------------------------------------  -----------------------------------------------
J.P. Morgan Institutional Emerging Markets
   Equity Fund                                       -2.34%    22.94%          46.14%    -3.32%     2.41%     0.77%
Emerging Markets Benchmark**                          2.42%    28.48%          51.59%     1.23%     5.23%     3.21%
Lipper Emerging MarketsEquity Fund Average***         3.94%    42.02%          65.41%     3.57      7.30%     2.41%

* THE FUND COMMENCED OPERATIONS ON NOVEMBER 15, 1993 AND PROVIDED A TOTAL RETURN OF (0.20%) FROM THAT DATE THROUGH APRIL 30, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM NOVEMBER 30, 1993, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

** INTERNATIONAL FINANCE CORPORATION (IFC) GLOBAL INDEX ADJUSTED FOR LIMITED-ACCESS COUNTRIES (CAPPED WEIGHTS OF 5% IN CHILE, INDIA, KOREA AND TAIWAN, AND 15% IN MALAYSIA THROUGH AUGUST 31, 1993, FROM SEPTEMBER 1, 1993, FORWARD MALAYSIA NOT CAPPED) THROUGH DECEMBER 31, 1994. FROM JANUARY 1, 1995, THROUGH DECEMBER 31, 1995, IFC INVESTABLE INDEX (EXCLUDING SOUTH AFRICA AFTER APRIL 1, 1995) AND THE MSCI EMERGING MARKETS FREE INDEX THEREAFTER. THESE INDICES ARE UNMANAGED PORTFOLIOS WHICH MEASURE EMERGING MARKET EQUITY PERFORMANCE. THEY DO NOT INCLUDE FEES OR EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

*** DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with DOUGLAS DOOLEY, managing director and a member of the portfolio management team of the J.P. Morgan Emerging Market Equity Fund. Doug joined J.P. Morgan in 1979. He is product manager and portfolio manager for emerging markets equity, co-founding the strategy in 1990. He is also a member of the country allocation strategy team. Prior to this appointment, he was head of the International Research Group in London, leading a team responsible for equity research and country allocation models for the developed non-U.S. markets. He first joined Morgan's U.S. Equity research department and subsequently managed U.S. domestic, balanced, and global balanced institutional accounts. Doug holds a B.S. from American University and an M.B.A. from Columbia University. He is a CFA charterholder and serves on the Advisory Board of the EM Quarterly.

HOW ABOUT TAKING US ON A TOUR OF THE EMERGING MARKETS OVER THE PAST SIX MONTHS?

DD: For perhaps the first time, a single sector drove emerging market returns globally, that being the telecommunications, media, and technology (TMT) sector, a juggernaut that ran most markets around the world during this period.

To illustrate, during the first quarter of this year, only two sectors had positive returns: information technology and communications. All others declined in value. This performance advantage was reflected in returns over the past six months as well. While up 14% in the first quarter of 2000, the emerging TMT sector also scored a 25% return during the fourth quarter of 1999, soundly beating all other sectors, even though others turned in strong, positive results as well. TMT continues to be a powerful driver, some might say usurper, of the global economy, despite recent gyrations in the NASDAQ.

This near-exclusive investor concentration on a single sector worked to the disadvantage of our value-focused investment discipline. Our stock selection methodologies are geared toward uncovering high potential, yet still undervalued, emerging equities across a number of sectors, a diversification strategy that has worked well over time. Yet, it was not immune to the irresistible enthusiasm that TMT stocks enjoyed for much of last year extending through the beginning of this one. And, so, as investors drew money from these broader sectors in which we invest to chase the latest dot-com, or equivalent, our holdings underperformed.

We stayed true to our investment discipline, however, but it had a price attached to it. By not pursuing the TMT momentum strategy, we ended up doing comparatively poorly. And yet, if we had done so, we wouldn't presently find ourselves on the right side of the markets, a place we occupy now that some of the blush has come off the technological rose.

MANY REVIEWS OF EMERGING MARKETS HAVE ENDED WITH THE CAVEAT: "BARRING A MAJOR STOCK MARKET CORRECTION, OR A MAJOR INCREASE IN U.S. INTEREST RATES, WE WOULD EXPECT EMERGING MARKETS TO CONTINUE TO MOVE UPWARD." WELL,

WE'VE HAD BOTH OF THESE OCCUR TO VARYING DEGREES. HAS THE IMPACT BEEN AS GREAT AS EVERYONE ANTICIPATED, OR HAS IT BEEN SOMETHING THAT THE EMERGING MARKETS HAVE BEEN ABLE TO SHRUG OFF?

DD: Going into and through April, when the NASDAQ and, to a lesser extent, the larger markets in general sold off, emerging markets were down 8-9%. So there was certainly some correlation with the behavior of U.S. equities. On the other hand, they didn't sell off with the rise in U.S. interest rates, which began last summer. In fact, emerging markets turned in a 60% year in 1999 and a 2.5% first quarter in 2000, despite steadily increasing rates in the U.S. So, thus far, rising U.S. interest rates haven't proven to be as much of a factor in determining emerging market returns as one might expect.

Where interest rates come to the fore is when they affect the DEGREE of economic growth. To be sure, if rising rates slow growth in the developed world, then export-intensive emerging markets will likely slow as well. But, if rate increases do no more than take the developed world from unsustainable levels of growth to more sustainable levels of growth, then I'm not sure they are that much of an issue. After all, a number of emerging markets were able to reduce interest rates (e.g., Brazil), albeit from very high levels, while U.S. rates rose. So far, emerging markets are not following lockstep with the upward march in interest rates in developed markets.

I would say that the two biggest reasons interest rates in emerging markets are able to go in a slightly different direction from those in developed markets is that their inflationary pattern is different and long term fixed capital investment continues to be strong. Inflation in emerging markets is on a downward trend, while inflation in developed markets has risen a bit and continues to rise, although slowly. This being the case, there is less pressure in emerging markets to raise rates in order to quell inflation, a marked contrast to the scenario now playing out in the U.S.

WOULD YOU SAY THAT INVESTORS HAVE HAD THEIR FILL OF THE U.S. AND OTHER DEVELOPED MARKETS FOR THE TIME BEING AND HAVE MOVED INTO HIGHER POTENTIAL EMERGING MARKETS TO RECAPITALIZE THEM?

DD: Well, there has been some of that, but capital inflows from equity investors have been modest at best. Small positive flows from global funds have been countered for the most part by a slight pull-back by regional funds. Instead, most capital investments have been made by direct investors: international corporations that are putting plant and equipment in place, or buying assets and market share directly within emerging markets. One example is Telefonica Espanol, which has been buying significant telephone assets in Brazil. Similarly, BBV, the Spanish bank, has been buying banks in Brazil and Mexico. Here and elsewhere, direct investment has been and continues to be very strong.

AS AN INVESTOR, HOW DO YOU PLAY EMERGING MARKETS, IF MOST OF THE ACTIVITY IS IN DIRECT INVESTMENTS?

DD: We don't need corporate activity to do well. After all, our markets were up 60% last year. That's enough activity for us to do just fine.

Where direct investment comes into play is when it legitimizes other economic good news. It means that knowledgeable corporate investors believe in a country's future prospects. It means currencies can be stable, and emerging countries can receive hard currency flows. All that is good. But we don't need to stand in that flow to benefit.

We benefit when corporate activity changes the risk profile of the whole country. It acts as a signal that a country's assets are attractive, in that one has a knowledgeable buyer within the industry - not a stock market investor -who is willing to step up and pay for them. It acts more as a catalyst for the realization of intrinsic value than anything else.

The way we play these markets is to look for companies and countries that are relatively inexpensive by our measures of value. We do that by looking at earnings and dividends that the whole country index provides, or a company provides, and compare that to what we estimate to be a fair rate. This gives us a measure of potential return that is not dependent on capital flows. Although flows can help to trigger an investment decision on our part, it is not dependent on this activity.

In making our investment decisions, we look for catalysts that can drive performance in a country's stock market. In some countries, the catalyst may be a major change in its ability to stimulate foreign exchange, such as an increase in oil prices. An example of this would be Russia, or Venezuela, both of which are very oil dependent. Last year's tremendous rise in oil prices made these markets much more attractive, as revenues generated from oil boosted overall economic activity. We were sensitive to this catalyst of change early on and thus overweighted Venezuela, and took a position in Russia, thereby boosting portfolio returns. On the other hand, our catalyst might not be much more exciting than the existence of good companies that are extremely undervalued. Our presumption, one often proven right, is that other people will eventually identify these opportunities, and that the market will step in and bridge this valuation gap in the form of higher share prices.

Take a look at Mexico. Despite its recent outperformance, we think it is still cheap based on such catalysts as the upgrade of its sovereign debt rating to investment-grade on March 7 of this year, and its establishment of credit lines to protect itself from potential volatility during the upcoming presidential election. These and other improving macroeconomic fundamentals coincide nicely with some corporate activity there. Different kinds of companies, such as chemical companies, are making substantial investments in plant and equipment. There has also been some major mergers and acquisitions activity, such as in the banking sector. These are the kinds of catalysts we look for when evaluating whether a market may be ripe for investment.

SO, WHAT KINDS OF COMPANIES HAVE YOU PUT YOUR MONEY IN?

DD: Despite their substantial outperformance, we still see some value in certain Onew economyO stocks. One such company is Aptech, an Indian company whose business is providing training for engineers who want to be software writers. Aptech is, in effect, creating inexpensive software engineering talent to write code that will be exported to the U.S. and Western Europe. By doing so, it is helping to provide the very infrastructure that makes India competitive in the world of technology. We think that's a compelling story and have held a sizeable position in this company for some time.

On a far different note, we like Iscor, a South African steel company. This stock didn't provide a good return for us during the first quarter, but we can't help but expect it to going forward. Iscor suffered a major decline when old economy stocks around the world were sold off to fund the purchase of new economy stocks. It also suffered from a delivery problem last year when unusually heavy rainfalls cut some major distribution routes, resulting in poor interim results. Despite this, we think it'll have 50% earnings growth before interest and taxes this year, and another 60% next year. We're not alone. The consensus is for a 700% increase in 2001 earnings per share. From a valuation standpoint, the company's steel assets are trading at $90 per ton of crude steel capacity. If we look at 50 steel stocks around the world that are similar to Iscor, their average is $500 a ton. With this kind of differential, we believe there is tremendous upside potential.

The two couldn't be more different. Aptech trades on premium multiples of 90-100 times earnings, but we think growth is so strong we're willing to reach out and ride along with them. Iscor is the other way around. It doesn't have a compelling story, but we think it has incredible value. Each remains in the portfolio, but for far different reasons.

Aptech and a few other new economy stocks are the exceptions, in our view. We're still underweight manyTMT companies, because we just don't see the growth that will justify the multiples at which they're trading.

GIVEN THE VOLATILITY THAT EMERGING MARKETS HAVE EXPERIENCED IN RECENT YEARS, HOW WELL WOULD YOU SAY THAT THEY ARE INSULATED AGAINST THE KINDS OF CRISES-INDUCING PHENOMENA THAT OCCURRED A FEW YEARS AGO IN RUSSIA AND THAILAND?

DD: The emerging world is now a very different place, owing to lessons learned during these crises, so much so that there is little reason to expect the same crises to recur. One of the biggest shock absorbers in place today, one that did not exist when Thailand had its currency crisis, is floating exchange rates. Emerging governments generally have stopped the practice of allowing their currencies to become overvalued in order to maintain an inappropriate predetermined relationship with some set of developed market currencies, a practice that was widespread when the Asian crises occurred. Now, by allowing marketplace pricing of their currencies, they have gained a shock absorber for a number of the macroeconomic stresses that precipitated their troubles, stresses that will continue to be felt in the years ahead. For example, we don't doubt that there will be times when large capital flows to the market will have to be absorbed, or times when outward flows will need to be addressed. But, with more flexible currencies, those movements of capital shouldn't lead to the same pressures, or the same excesses, that occurred in the past.

When currencies were managed to be at levels that implied little or no risk, it meant that investors didn't really know when the country was becoming expensive. A country's loss of competitiveness, as reflected in a rising current account deficit, wasn't being mirrored in price, price being the currency. In most instances, this is no longer the case.

EVEN SO, THERE ARE SOME COUNTRIES THAT ARE RISKIER THAN OTHERS. HOW ARE THEY DEALING WITH THE "NEW WORLD ORDER"?

DD: Economic cycles continue to move up and down, but we don't see any country teetering on the edge of crisis. Some of our most risky countries - Indonesia, Russia, Pakistan - have weathered storms in recent quarters that suggest a lessening of the risk they represent. They are still at the risky end of the spectrum, but less so than before.

Russia, for example, took a giant step forward with the election of a new and, so far, market-friendly president. Indonesia, long a hotbed of political instability, has proven to be able to finesse the changing of its military leadership, a considerable achievement given its past history. And then there is Pakistan. Granted, it's got a ways to go, but its leadership is at least listening to voices of moderation with regard to its border war with India. With Indonesia and Russia, the enormous surge in oil revenues also reduced some of their risk.

Sure, we've had some of our riskiest countries continue to be our riskiest, but less so than a year, or even six months ago. That is why local returns in these countries have been very good, by the way. Some of the most substantial returns in the emerging markets universe during the fourth quarter of 1999 were from these riskiest of countries. As noted, the TMT sector was explosive, but so were the markets in Russia, Indonesia, and Pakistan, none of which has any substantive tech plays.

The scale of returns from the reduction in country risk in these countries and a few others was sizeable. Russia was up 22% in the first quarter of 2000. Last year, it was up 200%. Indonesia was up 90% last year. Pakistan was up 50% this past quarter, and 40% during 1999. Again, they haven't become low risk, but their degree of risk lowered our opinion of them.

WHAT SECTORS ARE YOU OVERWEIGHT AND UNDERWEIGHT?

DD: Anticipating nearly full economic recovery over the near term in many emerging markets, we are investing in sectors that do well in improving economic cycles. For example, we are overweight materials (i.e., steel, pulp and paper, etc.) and consumer staples. We are also overweight in healthcare - hospitals and pharmaceuticals - with companies such as Teva Pharmaceuticals in Israel. We remain somewhat overweight in telecommunications, which still has some room to grow. We are most underweight in information technology, followed by energy, both of which appear to have run their respective courses for the time being.

DO YOU THINK THE TELECOM REVOLUTION WILL CONTINUE?

DD: Yes. However, the opportunities within it are difficult to evaluate, so we are being very, very selective. One of the critical nuances that comes into play when evaluating the investment potential of telecom stocks is the difference between fixed line and wireless. Fixed line is an opportunity when valuations are particularly cheap. Wireless is a growth opportunity. One has to be careful in either case that you are getting what you think you are, meaning that you don't want to pay for growth in fixed line, and you want to make sure there IS growth in wireless. We think growth might be starting to taper off in some of the Brazilian wireless companies, for example, so investment candidates there have to pass through a few more screens than others might. In any event, to answer your question directly, there is still opportunity in telecom, but it's not an easy opportunity.

WHAT SIGNIFICANT EVENTS ARE LIKELY TO TAKE PLACE IN EMERGING ECONOMIES OVER THE NEXT QUARTER, AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

DD: The way April has gone provides a general indication of what lies ahead over the next 3-4 months. There has been a general reassessment of the valuations that are demanded of the new economy, not just in emerging markets, but those in the U.S. and Europe. In many cases, they have been judged far too high. As a result, attention has turned to greatly undervalued old economy industrial and consumer stocks, several of which have appreciated in recent weeks. We expect to see this rebalancing of value versus growth continue.

As I alluded to before, a key force driving many emerging economies in coming months will be domestic consumption. Last year, we had a recovery in the export sector, which had a highly positive impact on many emerging economies. This year, we are seeing that effect spread to the consumer side of the equation, the result of improving domestic fundamentals. That means that consumer stocks -retailers, beverage companies, food packaging, and the like
- will likely be able to start showing better results. In line with this, we expect investors who have become disillusioned with the technology sector to diversify into such domestic recovery plays. We are well positioned for exactly this kind of turnaround in investor sentiment.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Emerging Markets Equity Fund seeks to provide a high total return from a portfolio of equity securities of companies in emerging markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing emerging markets. As an international investment, the fund is subject to foreign market, political and currency risk.

------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/15/93

------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/00
$137,867,810

------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/00
$177,270,520

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current expense ratio of 1.45% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 2000

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

ASIA 33.2%
LATIN AMERICA 27.3%
AFRICA/MIDDLE EAST 18.4%
EUROPE 14.8%
OTHER 6.3%

LARGEST EQUITY HOLDINGS                               % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
SAMSUNG ELECTRONICS CO. LTD. (SPON. GDR) (144A)
    (PREFERRED) (SOUTH KOREA)                         4.7%
TELEFONOS DE MEXICO SA DE CV, CLASS L
    (SPON. ADR) (MEXICO)                              3.6%
KOREA ELECTRIC POWER CORP. (SOUTH KOREA)              1.9%
APTECH LTD. SERIES BPARTICIPATORY NOTES,
    04/16/02 (INDIA)                                  1.6%
TAIWAN SEMICONDUCTOR MANUFACTURING CO. (TAIWAN)       1.5%
RELIANCE INDUSTRIES (GDR) (INDIA)                     1.4%
CIFRA SA DE CV (MEXICO)                               1.3%
BOE LTD. (SOUTH AFRICA)                               1.3%
TEVA PHARMACEUTICAL INDUSTRIES LTD. (ADR) (ISRAEL)    1.3%
SILCONWARE PRECISION INDUSTRIES CO. (TAIWAN)          1.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the fund's prospectus for a discussion of these risks. Because emerging markets carry higher risks than developed markets, the fund's performance is likely to be more volatile than many other international equity funds.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Equity
  Portfolio ("Portfolio"), at value                $ 136,905,327
Receivable for Expense Reimbursements                     16,326
Prepaid Trustees' Fees                                     3,780
Prepaid Expenses and Other Assets                            914
                                                   -------------
    Total Assets                                     136,926,347
                                                   -------------
LIABILITIES
Shareholder Servicing Fee Payable                         10,836
Administration Fee Payable                                 2,929
Fund Service Fee Payable                                      96
Accrued Expenses                                          44,676
                                                   -------------
    Total Liabilities                                     58,537
                                                   -------------
NET ASSETS
Applicable to 16,943,232 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $ 136,867,810
                                                   =============
Net Asset Value, Offering and Redemption Price
  Per Share                                                $8.08
                                                            ----
                                                            ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 192,458,260
Distributions in Excess of Net Investment Income      (2,894,528)
Accumulated Net Realized Loss on Investment         (111,607,357)
Net Unrealized Appreciation of Investment             58,911,435
                                                   -------------
    Net Assets                                     $ 136,867,810
                                                   =============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $127,704)                               $ 1,160,683
Allocated Interest Income                                         76,355
Allocated Portfolio Expenses                                    (911,991)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                                  325,047
FUND EXPENSES
Shareholder Servicing Fee                          $ 69,539
Administrative Services Fee                          14,298
Financial and Fund Accounting Services Fee           13,135
Transfer Agent Fees                                   9,974
Printing Expenses                                     7,768
Registration Fees                                     6,811
Professional Fees                                     5,923
Administration Fee                                    3,644
Interest Expense                                      3,088
Fund Services Fee                                     1,162
Miscellaneous                                         5,264
                                                   --------
    Total Fund Expenses                             140,606
Less: Reimbursement of Expenses                     (40,801)
                                                   --------
NET FUND EXPENSES                                                 99,805
                                                             -----------
NET INVESTMENT INCOME                                            225,242
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                    6,690,757
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         11,685,966
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $18,601,965
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $    225,242   $     1,329,389
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                       6,690,757       (26,398,442)
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                 11,685,966        63,534,517
                                                    ------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                      18,601,965        38,465,464
                                                    ------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (920,339)       (6,850,369)
In Excess of Net Investment Income                            --        (1,892,372)
                                                    ------------   ---------------
    Total Distributions to Shareholders                 (920,339)       (8,742,741)
                                                    ------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      30,728,972        66,907,069
Reinvestment of Dividends and Distributions              678,435         5,348,892
Cost of Shares of Beneficial Interest Redeemed       (43,267,264)      (91,334,422)
                                                    ------------   ---------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                            (11,859,857)      (19,078,461)
                                                    ------------   ---------------
    Total Increase in Net Assets                       5,821,769        10,644,262
NET ASSETS
Beginning of Period                                  131,046,041       120,401,779
                                                    ------------   ---------------
End of Period                                       $136,867,810   $   131,046,041
                                                    ============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                          FOR THE
                                      SIX MONTHS ENDED                     FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                       APRIL 30, 2000     -----------------------------------------------------------------------
                                        (UNAUDITED)         1999         1998         1997           1996              1995
                                      ----------------    ---------    ---------    ---------    ------------    ----------------
NET ASSET VALUE PER UNIT,
  BEGINNING OF PERIOD                     $   7.22        $   5.91     $   9.86     $  10.27       $   9.71          $  12.47
                                          --------        --------     --------     --------       --------          --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.01            0.14         0.14+        0.11           0.08              0.08
Net Realized and Unrealized Gain
  (Loss) on Investments                       0.91            1.68        (3.44)+      (0.43)          0.56             (2.66)
                                          --------        --------     --------     --------       --------          --------
Total from Investment Operations              0.92            1.82        (3.30)       (0.32)          0.64             (2.58)
                                          --------        --------     --------     --------       --------          --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                        (0.06)          (0.40)       (0.13)       (0.09)         (0.08)            (0.05)
Net Realized Gain                               --              --        (0.52)          --             --             (0.13)
In Excess of Net Investment Income              --           (0.11)          --           --             --                --
                                          --------        --------     --------     --------       --------          --------
Total distributions to Shareholders          (0.06)          (0.51)       (0.65)       (0.09)         (0.08)            (0.18)
                                          --------        --------     --------     --------       --------          --------
NET ASSET VALUE PER UNIT,
  END OF PERIOD                           $   8.08        $   7.22     $   5.91     $   9.86       $  10.27          $   9.71
                                          ========        ========     ========     ========       ========          ========
RATIOS AND SUPPLEMENTAL DATA
Total Return                                 12.64%(a)       33.76%      (35.50)%      (3.15)%         6.64%           (20.81)%
Net Assets, End of Period
  (in thousands)                          $$136,868       $$131,046    $$120,402    $$306,381      $$293,594         $$186,023
Ratios to Average Net Assets
  Net Expenses                                1.45%(b)        1.42%        1.46%        1.37%          1.41%             1.43%
  Net Investment Income                       0.32%(b)        0.99%        1.43%        0.95%          0.96%             0.96%
  Expenses without Reimbursement and
    including Interest Expense                1.51%(b)        1.52%        1.54%        1.37%          1.41%             1.44%
  Interest Expenses                           0.00%(c)        0.02%        0.04%          --             --                --

------------------------
(a) Not Annualized.

(b) Annualized.

(c) less than 0.01%.

+  Based on amounts prior to Statement of Position 93-2 Adjustments.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional Emerging Markets Equity Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 15, 1993.

The fund invests all of its investable assets in The Emerging Markets Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 77% at April 30, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services

J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $3,644.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average net assets of the portfolio and the other portfolios (the "master portfolios") in which the trust and the J.P. Morgan Funds invest and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $14,298.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenes allocated to the fund from the portfolio, at no more than 1.45% of the average daily net assets of the fund through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the six months ended April 30, 2000, Morgan has agreed to reimburse the fund $40,801 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 2000, the fee for these services amounted to $69,539.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,162 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives

J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $200.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
Shares sold......................................      3,587,241        10,637,187
Reinvestment of dividends and distributions......         79,629           990,536
Shares redeemed..................................     (4,877,281)      (13,848,510)
                                                     -----------   ---------------
Net Decrease.....................................     (1,210,411)       (2,220,787)
                                                     ===========   ===============

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee is at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at April 30, 2000. The average daily balance outstanding for the six months ended April 30, 2000 was $100,000 at a weighted average interest rate of 6.11%. The average amount of debt per share for the six months ended April 30, 2000 was $0.01.

The Emerging Markets Equity Portfolio
Semi-Annual Report April 30, 2000
(The following pages should be read in conjunction with the J.P. Morgan Institutional Emerging Markets Equity Fund
Semi-Annual Financial Statements)

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
COMMON STOCK (76.6%)
ARGENTINA (0.6%)
Banco de Galicia y Buenos Aires SA de CV (Spon.
  ADR) (Banking).................................       25,400   $    439,737
PC Holdings S.A. (Spon. ADR) (Financial
  Services)......................................        9,421        144,259
Siderar Saic (Metals & Mining)...................      133,400        509,945
                                                                 ------------
                                                                    1,093,941
                                                                 ------------

BRAZIL (0.8%)
Ceval Alimentos SA (Food, Beverages & Tobacco)...          731              1
Companhia Siderurgica Nacional (Metals &
  Mining)........................................        5,509        155,669
Perdigao SA (Food, Beverages & Tobacco)..........   47,234,895         57,588
Santista Alimentos SA (Food, Beverages &
  Tobacco).......................................      130,387         25,290
Seara Alimentos SA (Food, Beverages & Tobacco)...          731              0
Souza Cruz SA (Food, Beverages & Tobacco)........      199,600      1,216,736
                                                                 ------------
                                                                    1,455,284
                                                                 ------------

CHILE (2.4%)
Administradora de Fondos de Pensiones Provida SA
  (Spon. ADR) (Banking)..........................       24,500        505,312
Banco Santander Chile SA (Spon. ADR) (Banking)...       39,500        585,094
Compania de Telecomunicaciones
  de Chile SA (Spon. ADR) (Telecommunication
  Services)......................................       52,283        967,235
Embotelladora Andina SA (ADR) (Food, Beverages &
  Tobacco).......................................       36,900        428,962
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)....................................       60,028        690,322
Gener SA (Spon. ADR) (Electric)..................        1,600         21,900
Madeco SA (Spon. ADR) (Construction & Housing)...       47,824        430,416
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
CHILE (CONTINUED)
Sociedad Quimica y Minera de Chile SA, Class A
  (Spon. ADR) (Chemicals)........................        1,261   $     36,431
Sociedad Quimica y Minera de Chile SA, Class B
  (Spon. ADR) (Chemicals)........................       25,240        624,690
                                                                 ------------
                                                                    4,290,362
                                                                 ------------

CHINA (0.3%)
Zhenhai Refining & Chemical Co. Ltd. Series H
  (Chemicals)....................................    3,928,100        534,559
                                                                 ------------

COLOMBIA (0.1%)
Cementos Diamante SA (ADR) (Building
  Materials).....................................       84,700         71,148
Corporacion Financiera Del Valle SA (Spon. ADR)
  (144A) (Banking)...............................        9,482         22,946
                                                                 ------------
                                                                       94,094
                                                                 ------------

CROATIA (0.4%)
Pliva D.D. (GDR) (144A) (Pharmaceuticals)........       55,860        698,250
                                                                 ------------

CZECH REPUBLIC (1.0%)
Ceske Energeticke Zavody AS (Electric)...........      297,500        871,426
SPT Telecom AS (Telecommunication Services)......       48,700        907,885
                                                                 ------------
                                                                    1,779,311
                                                                 ------------

EGYPT (0.5%)
MobiNil (Telecommunication Services).............       22,800        869,191
                                                                 ------------

GREECE (1.3%)
Alpha Credit Bank SA (Banking)...................       12,850        709,364
Hellenic Telecommunication Organization SA (OTE)
  (Telecommunications)...........................       52,261      1,175,653

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
GREECE (CONTINUED)
National Bank of Greece SA (Banking).............       11,179   $    476,920
Silver & Baryte Ores Mining Co. SA (Metals &
  Mining)........................................            1             29
                                                                 ------------
                                                                    2,361,966
                                                                 ------------
HONG KONG (0.8%)
China Telecom (Hong Kong) Ltd. (Spon. ADR)
  (Telecommunication Services)...................        9,899      1,452,060
                                                                 ------------

HUNGARY (1.8%)
Matav RT (Telecommunications)....................      290,018      1,990,224
MOL Magyar Olaj-es Gazipari RT
  (Oil-Production)...............................       50,600        893,051
OTP Bank RT (Banking)............................        7,600        337,477
                                                                 ------------
                                                                    3,220,752
                                                                 ------------

INDIA (5.6%)
Apollo Hospitals Enterprise (Health Services)....      116,900        682,804
Asian Paints Ltd. (Manufacturing)................        6,517         60,621
Bajaj Auto Ltd. (Transportation).................       61,400        500,679
Hindalco Industries Ltd. (Spon. GDR) (Metals &
  Mining)+.......................................       18,500        314,500
ICICI Ltd. (Financial Services)..................      635,650      1,942,294
ITC Ltd. (Food, Beverages & Tobacco).............       58,900        769,009
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing).................................       91,300      1,250,810
Reliance Industries Ltd. (GDR) (Diversified
  Manufacturing).................................       99,200      2,544,480
Tata Engineering & Locomotive Co. Ltd. (Spon.
  GDR) (Automotive)..............................      194,200        582,600
United Breweries Ltd. (Food, Beverages &
  Tobacco).......................................      265,700        416,892
Wockhardt Life Sciences Ltd. (GDR)
  (Pharmaceuticals)..............................       73,500         91,875
Wockhardt Ltd. (GDR) (Pharmaceuticals)(f)........       73,500        740,766
                                                                 ------------
                                                                    9,897,330
                                                                 ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------

INDONESIA (1.9%)
P.T. Indosat (ADR) (Telecommunication Services)..       39,000   $    519,187
P.T. International Nickel Indonesia (Metals &
  Mining)........................................    1,193,700      1,182,403
P.T. Unilever Indonesia (Food, Beverages &
  Tobacco).......................................      148,605      1,650,125
                                                                 ------------
                                                                    3,351,715
                                                                 ------------

ISRAEL (6.4%)
Bank Hapoalim Ltd. (Banking).....................      439,223      1,350,367
Bank Leumi Le-Israel (Banking)...................      647,800      1,409,063
Bezeq Israeli Telecommunication Corp. Ltd.
  (Telephone)....................................      337,300      1,791,580
Check Point Software Technologies Ltd. (Computer
  Software)......................................       11,600      2,006,800
Delta-Galil Industries Ltd. (Manufacturing)......       21,986        448,816
ECI Telecom Ltd. (Telecommunications-
  Equipment).....................................       21,200        589,625
Israel Chemicals Ltd. (Chemicals)................      702,500        852,085
Koor Industries Ltd. (Spon. ADR)
  (Multi-Industry)...............................       43,600        763,000
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................       49,400      2,173,600
                                                                 ------------
                                                                   11,384,936
                                                                 ------------

MALAYSIA (1.1%)
Gamuda Berhad (Construction & Housing)...........       84,000        111,632
Genting Berhad (Holding Companies)...............       69,000        277,816
IJM Corp. Berhad (Building Materials)............       92,000         89,095
Industrial Oxygen, Inc. Berhad (Agriculture).....      282,000        207,789
Malakoff Berhad (Agriculture)....................      102,000        263,053
Malayan Banking Berhad (Banking).................      106,000        440,737

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
MALAYSIA (CONTINUED)
Nestle Berhad (Food, Beverages & Tobacco)........       92,000   $    440,632
Telekom Malaysia Berhad (Telecommunications).....       52,000        180,632
                                                                 ------------
                                                                    2,011,386
                                                                 ------------

MEXICO (13.4%)
ALFA SA de CV (Multi - Industry).................      286,000        903,861
Cementos Pacasmayo SAA (Building Materials)......    1,225,184        440,232
Cemex SA de CV (Spon. ADR) (Building
  Materials).....................................       64,743      1,416,253
Cemex SA de CV, B Shares (Building Materials)....            2              9
Cifra SA de CV (Retail)..........................      984,400      2,274,468
Controladora Comercial Mexicana SA de CV (Food,
  Beverages & Tobacco)...........................    1,099,100      1,155,903
Empaques Ponderosa SA de CV, Series B (Forest
  Products & Paper)+.............................      875,000        488,925
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)...........      155,128        358,733
Fomento Economico Mexicano SA de CV (Spon. ADR)
  (Food, Beverages & Tobacco)....................       24,600      1,014,750
Grupo Carso SA de CV, Class A (Multi-Industry)...      201,100        683,614
Grupo Financiero Banamex Accival, SA de CV, Class
  O (Financial Services).........................      416,600      1,504,690
Grupo Financiero Bancomer, SA de CV, Class O
  (Financial Services)...........................    1,561,000        709,734
Grupo Financiero Probursa SA de CV, Class B
  (Financial Services)...........................          231             24
Grupo Giagante SA de CV (Food, Beverages &
  Tobacco).......................................      443,333        682,884
Grupo Iusacell SA (ADR) (Telecommunications).....      106,882      1,703,432
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
MEXICO (CONTINUED)
Grupo Modelo SA de CV (Series C) (Food, Beverages
  & Tobacco).....................................      215,000   $    452,223
Grupo Televisa SA de CV (Spon. GDR) (Broadcasting
  & Publishing)+.................................       26,100      1,655,719
Panamerican Beverages, Inc. (ADR) (Food,
  Beverages & Tobacco)...........................       45,000        739,687
Telefonos de Mexico SA de CV, Class L (Spon. ADR)
  (Telecommunications)...........................      110,158      6,478,667
Tubos de Acero de Mexico SA (Manufacturing)......       76,640      1,123,527
                                                                 ------------
                                                                   23,787,335
                                                                 ------------

PAKISTAN (1.0%)
Hub Power Co. Ltd. (Spon. GDR) (Utilities).......       90,800      1,112,300
Pakistan Telecommunications Corp. (Spon. GDR)
  (144A) (Telecommunication Services)............       10,707        606,766
                                                                 ------------
                                                                    1,719,066
                                                                 ------------

PERU (0.4%)
Compania de Minas Buenaventura SA (Spon. ADR)
  (Metals & Mining)..............................       43,800        755,550
                                                                 ------------

PHILIPPINES (0.3%)
First Philippine Holdings Corp.
  (Multi-Industry)...............................      413,740        240,517
Manila Electric Co., Class B (Electric)..........      155,518        278,753
                                                                 ------------
                                                                      519,270
                                                                 ------------

POLAND (1.8%)
Bank Slaski SA (Banking).........................        4,630        279,611
Elektrim Spolka Akcyjna SA (Electrical
  Equipment).....................................       39,384        493,307
KGHM Polska Miedz SA (Metals & Mining)...........       55,600        365,621
Polski Koncern Naftowy SA (GDR)
  (Oil-Production)...............................       38,200        381,072

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
POLAND (CONTINUED)
Polski Koncern Naftowy SA (GDR) (144A) (Oil-
  Production)....................................       37,300   $    373,000
Telekomunikacja Polska SA (GDR) (144A)
  (Telecommunication Services)...................      176,200      1,292,674
                                                                 ------------
                                                                    3,185,285
                                                                 ------------

RUSSIA (1.4%)
Lukoil Holding (Spon. ADR) (Oil-Production)......       19,221      1,158,642
Surgutneftegaz (Spon. ADR) (Oil-Production)......       30,719        466,161
Vimpel-Communications (Spon. ADR)
  (Telecommunication Services)...................       25,600        857,600
                                                                 ------------
                                                                    2,482,403
                                                                 ------------

SLOVAKIA (0.3%)
Slovakofarma AS (Pharmaceuticals)................       12,700        503,725
                                                                 ------------

SOUTH AFRICA (10.8%)
ABSA Group Ltd. (Banking)........................       18,000         63,722
Anglo American PLC (Metals & Mining)+............       14,900        631,648
AngloGold Ltd. (Metals & Mining).................       16,517        628,569
Billiton PLC (Metals & Mining)...................      302,700      1,160,882
BOE Ltd. (Financial Services)....................    2,809,200      2,245,868
DataTec Ltd. (Computer Systems)..................       36,800        267,607
De Beers Consolidated Mines Ltd. (Centenary
  Linked Units) (Metals & Mining)................       80,700      1,654,591
Dimension Data Holdings Ltd. (Computer
  Systems).......................................      125,200        821,801
FirstRand Ltd. (Financial Services)..............      982,300      1,159,142
Gold Fields Ltd. (Metals & Mining)...............      125,800        408,231
Highveld Steel & Vanadium Corp. Ltd. (Metals &
  Mining)........................................      250,703        647,142
Iscor Ltd. (Metals & Mining).....................      492,720      1,090,169
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
SOUTH AFRICA (CONTINUED)
JD Group Ltd. (Retail)...........................      154,200   $  1,039,448
Liberty Life Association of Africa Ltd.
  (Insurance)....................................      150,311      1,407,884
Sanlam Ltd. (Financial Services).................      896,075      1,090,437
Sasol Ltd. (Oil-Production)......................      148,500        871,790
South African Breweries PLC (Food, Beverages &
  Tobacco).......................................      229,664      1,693,812
Standard Bank Investment Corp. Ltd. (Banking)....      367,696      1,355,911
Wooltru Ltd. (Metals & Mining)...................      649,772        872,177
                                                                 ------------
                                                                   19,110,831
                                                                 ------------

SOUTH KOREA (7.3%)
H&CB (GDR) (Banking).............................       74,457      1,286,245
Hansol Paper Co. Ltd. (GDS) (Forest Products &
  Paper).........................................          755          2,586
Hyundai Electronics Industries Co.
  (Electronics)..................................       50,180        795,826
Kookmin Bank (Banking)...........................       75,600        817,481
Korea Electric Power Corp. (Electric)............      117,015      3,426,887
Korea Telecom Corp. (Spon. ADR)
  (Telecommunication Services)+..................       16,209        559,210
LG Chemical Ltd. (Manufacturing).................       28,700        659,473
Pohang Iron & Steel Co. Ltd. (Metals & Mining)...       10,600        837,379
Pohang Iron & Steel Co. Ltd. (Spon. ADR) (Metals
  & Mining)......................................        7,900        165,900
Samsung Electronics (GDR) (144A)
  (Electronics)+.................................        5,210        840,113
Samsung Fire & Marine Insurance (Insurance)......       44,142        902,919
Samsung Heavy Industries (Manufacturing).........       69,000        245,596
SK Corp. (Oil-Services)..........................       40,900        772,115
SK Telecom Co. Ltd. (ADR) (Telecommunication
  Services)......................................       48,900      1,567,856
                                                                 ------------
                                                                   12,879,586
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
TAIWAN (7.5%)
Asia Cement Corp. (Building Materials)...........      832,832   $    622,846
Asia Cement Corp. (GDS) (Building Materials).....       58,960        448,096
Asustek Computer, Inc. (Computer Systems)........       65,000        719,616
Cathay Life Insurance Co. Ltd. (Insurance).......      371,000        896,589
China Steel Corp. (Metals & Mining)..............    1,273,050        902,179
China Steel Corp. (Spon. GDR) (Metals &
  Mining)........................................       41,806        593,227
Evergreen Marine Corp. (Transport & Services)....      860,720        674,623
Evergreen Marine Corp. (Spon. GDR) (Transport &
  Services)......................................        4,816         38,046
Nan Ya Plastic Corp. (Chemicals).................      554,000      1,185,056
President Enterprises Corp. (GDR) (144A) (Food,
  Beverages & Tobacco)...........................      107,511        739,138
Siliconware Precision Industries Co.
  (Semiconductors)...............................      954,000      2,165,314
Siliconware Precision Industries Co. (GDR)
  (Semiconductors)+..............................       18,346        249,047
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)...............................      114,000        733,430
Taiwan Semiconductor Manufacturing Co. Ltd.
  (144A) (Semiconductors)........................      429,694      2,764,479
Yang Ming Marine Transport (Transportation)......    1,118,860        650,404
                                                                 ------------
                                                                   13,382,090
                                                                 ------------

THAILAND (0.6%)
Advanced Info Service Public Co. Ltd.
  (Telecommunications)...........................       35,500        415,728
Dhana Siam Finance and Securities Public Co. Ltd.
  (Financial Services)(f)........................          136              0
TelecomAsia Corp. Public Co. Ltd.
  (Telecommunications)...........................      423,400        566,979
                                                                 ------------
                                                                      982,707
                                                                 ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------

TURKEY (4.9%)
Aksa Akrilik Kimya Sanayii AS (Textiles).........    8,604,000   $    605,707
Arcelik AS (Appliances & Household Durables).....    7,917,000        673,997
Eregli Demir Ve Celik Fabrikalari AS (Metals &
  Mining)........................................   28,507,000      1,563,472
Ford Otomotive Sanayii AS (Automotive)+..........   10,322,000        675,955
Haci Omer Sabanci Holding AS (Holding
  Companies).....................................   42,652,800        691,316
Northern Electric Telekomunikasyon AS
  (Telecommunications-Equipment).................    4,769,000        804,190
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS
  (Manufacturing)................................    7,500,000        291,621
Turkiye Is Bankasi (Banking).....................   32,317,875      1,772,481
Yapi ve Kredi Bankasi AS (Banking)...............   51,697,677      1,650,439
                                                                 ------------
                                                                    8,729,178
                                                                 ------------

VENEZUELA (1.9%)
C.A. La Electricidad de Caracas (Electric).......    2,465,724        642,429
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services).............       65,000      1,885,000
Corimon CA (Chemicals)+..........................          675              2
International Briquettes Holding, Inc. (Metals &
  Mining)........................................       36,166         81,374
Mavesa SA (Spon. ADR) (Food, Beverages &
  Tobacco).......................................      242,230        635,854
Mercantil Servicios Financieros, Class B
  (Financial Services)...........................       83,000         52,220
                                                                 ------------
                                                                    3,296,879
                                                                 ------------
  TOTAL COMMON STOCK (COST $126,042,079).........                 135,829,042
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
PREFERRED STOCK (13.1%)
BRAZIL (7.9%)
Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar (Spon. ADR) (Food, Beverages &
  Tobacco).......................................       28,026   $    798,741
Companhia Cervejaria Brahma (Spon. ADR) (Food,
  Beverages & Tobacco)...........................      112,359      1,741,564
Companhia Paranaense de Energia-Copel
  (Utilities)....................................   18,227,000        871,388
Companhia Vale Do Rio Doce SA (Spon. ADR) (Metals
  & Mining)......................................       37,200        921,522
Copene Petroquimica do Nordeste SA (Chemicals)...    4,167,000      1,406,296
Eletropaulo Metropolitana - Electicidade de Sao
  Paulo SA (Electric)............................        3,020        174,054
Embratel Participacoes SA (ADR)
  (Telecommunication Services)...................       95,309      2,144,452
Itausa-Investimentos Itau SA (Holding
  Companies).....................................      505,000        419,784
Petroleo Brasileiro SA (Oil-Production)..........    6,341,450      1,502,338
Tele Celular Sul Participacoes SA (ADR)
  (Telecommunication Services)...................       16,056        620,163
Tele Nordeste Celular Participacoes SA (ADR)
  (Telecommunication Services)...................        1,140         59,280
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)...................       99,324      1,769,209
Telemig Celular Participacoes SA (ADR)
  (Telecommunication Services)...................          626         36,621
Ultrapar Participacoes SA (Spon. ADR) (Holding
  Companies).....................................       42,000        378,000
Usinas Siderurgicas de Minas Gerais SA (Spon.
  ADR) (Metals & Mining).........................      276,700      1,151,598
                                                                 ------------
                                                                   13,995,010
                                                                 ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------

COLOMBIA (0.3%)
Bancolombia SA (Spon. ADR) (Banking).............      158,500   $    515,125
                                                                 ------------

GREECE (0.0%)
Delta Dairy SA (Food, Beverages & Tobacco).......          836          9,753
                                                                 ------------

SOUTH KOREA (4.9%)
Daishin Securities Co. (Financial Services)......       54,600        213,775
Samsung Electronics (Spon. GDR) (Electronics)....      104,064      8,418,778
                                                                 ------------
                                                                    8,632,553
                                                                 ------------
  TOTAL PREFERRED STOCK (COST $18,813,380).......                  23,152,441
                                                                 ------------

                                                      UNITS
                                                   ------------
PARTNERSHIPS (2.1%)
RUSSIA (2.1%)
New Century Holdings Ltd. (Partnership III; Group
  B) (f)+........................................          800        231,200
New Century Holdings Ltd. (Partnership IV; Group
  I) (f)+........................................          900        276,300
New Century Holdings Ltd. (Partnership V; Group
  I) (f)+........................................        1,600        603,200
New Century Holdings Ltd. (Partnership X) (f)+...        2,617      2,101,451
New Century Holdings Ltd. (Partnership XIV; Group
  I) (f)+........................................        2,500        455,000
                                                                 ------------
  TOTAL PARTNERSHIPS (COST $7,240,200)...........                   3,667,151
                                                                 ------------

                                                      SHARES
                                                   ------------
PRIVATE PLACEMENTS (3.5%)
INDIA (3.5%)
Aptech Ltd. Series B Participatory Notes,
  04/16/02 (Computer Software)...................      132,600      2,821,861
Hindalco Industries Ltd. Participatory Notes,
  03/31/02 (Metals & Mining).....................       50,000        809,200

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
INDIA (CONTINUED)
Infosys Technologies Ltd. Participatory Notes,
  04/07/04 (Computer Software)...................        8,200   $  1,549,800
Mahanagar Telephone Nigam Ltd. Participatory
  Notes, 04/19/02 (Telecommunication Services)...      203,000      1,040,578
                                                                 ------------
  TOTAL PRIVATE PLACEMENTS (COST $5,595,659).....                   6,221,439
                                                                 ------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
SHORT-TERM INVESTMENTS (6.4%)
UNITED STATES (6.4%)
OTHER INVESTMENT COMPANIES (6.4%)
Hamilton Money Fund, 5.65%(y) due 05/01/00 (cost
  $11,327,014)...................................  $11,327,014     11,327,014
                                                                 ------------
TOTAL INVESTMENTS (COST
  $169,018,332) (101.7%).......................................   180,197,087
LIABILITIES IN EXCESS OF OTHER
  ASSETS(-1.7%)................................................    (2,926,567)
                                                                 ------------
NET ASSETS (100.0%)............................................  $177,270,520
                                                                 ============


------------------------------
The aggregate gross unrealized appreciation and depreciation was $38,735,442 and $27,556,687, respectively, resulting in net unrealized appreciation of $11,178,755.

+ - Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

GDS - Global Depositary Shares.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

144A - Securities restricted for resale to Qualified Institutional Buyers.

(f) - Fair valued security. Approximately 2.5% of the market value of the securities have been valued at fair value. (See Note 1a and 4)

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                         TOTAL
                                                      INVESTMENTS
                                                    ----------------
Agriculture.......................................         0.3%
Appliances & Household Durables...................         0.4%
Automotive........................................         0.7%
Banking...........................................         7.8%
Broadcasting & Publishing.........................         0.9%
Building Materials................................         1.7%
Chemicals.........................................         2.6%
Computer Software.................................         3.5%
Computer Systems..................................         1.0%
Construction & Housing............................         0.5%
Diversified Manufacturing.........................         2.1%
Electric..........................................         3.0%
Electrical Equipment..............................         0.3%
Electronics.......................................         5.6%
Financial Services................................        11.4%
Food, Beverages & Tobacco.........................         8.1%
Forest Products & Paper...........................         0.3%
Health Services...................................         0.4%
Holding Companies.................................         1.0%
Insurance.........................................         1.8%
Manufacuring......................................         1.6%
Metals & Mining...................................         9.7%
Multi-Industry....................................         1.4%
Oil Production....................................         3.1%
Oil Services......................................         0.4%
Partnerships......................................         2.0%
Pharmaceuticals...................................         2.3%
Retail............................................         1.8%
Semiconductors....................................         3.3%
Telecommunication Services........................         9.5%
Telecommunications................................         6.9%
Telecommunications Equipment......................         0.8%
Telephone.........................................         1.0%
Textiles..........................................         0.3%
Transport & Services..............................         0.4%
Transportation....................................         0.6%
Utilities.........................................         1.5%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $169,018,332 )          $180,197,087
Cash                                                    106,879
Foreign Currency at Value (Cost $5,048,798 )          4,982,475
Dividend and Interest Receivable                        543,707
Receivable for Investments Sold                         290,012
Prepaid Trustees' Fees                                    6,211
Prepaid Expenses and Other Assets                         1,893
                                                   ------------
    Total Assets                                    186,128,264
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     8,579,112
Advisory Fee Payable                                    141,830
Administrative Services Fee Payable                       3,435
Fund Services Fee Payable                                   125
Accrued Expenses                                        133,242
                                                   ------------
    Total Liabilities                                 8,857,744
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $177,270,520
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Witholding Tax of
  $166,225)                                                     $ 1,509,721
Interest Income                                                     100,249
                                                                -----------
    Investment Income                                             1,609,970
EXPENSES
Advisory Fee                                       $   907,665
Custodian Fees and Expenses                            225,931
Professional Fees and Expenses                          25,725
Administrative Services Fee                             22,332
Printing Expenses                                        3,485
Fund Services Fee                                        1,507
Administration Fee                                         781
Trustees' Fees and Expenses                                661
Insurance Expense                                          226
Miscellaneous                                              913
                                                   -----------
    Total Expenses                                                1,189,226
                                                                -----------
NET INVESTMENT INCOME                                               420,744
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  Investment Transactions (including foreign
    capital gains tax of $48,288)                    8,840,045
  Foreign Currency Contracts and Transactions          (83,369)
                                                   -----------
    Net Realized Gain                                             8,756,676
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments (net of foreign capital gains tax
    of $7,816)                                      13,875,639
  Foreign Currency Contracts and Translations          (68,898)
                                                   -----------
    Net Change in Unrealized Appreciation                        13,806,741
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $22,984,161
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $    420,744     $  1,897,361
Net Realized Gain (Loss) on Investments                8,756,676      (31,028,225)
Net Change in Unrealized Appreciation of
  Investments                                         13,806,741       76,321,203
                                                    ------------     ------------
    Net Increase in Net Assets Resulting from
      Operations                                      22,984,161       47,190,339
                                                    ------------     ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         59,393,680      168,310,686
Withdrawals                                          (72,160,931)    (193,661,035)
                                                    ------------     ------------
    Net Decrease from Investors' Transactions        (12,767,251)     (25,350,349)
                                                    ------------     ------------
    Total Increase in Net Assets                      10,216,910       21,839,990
NET ASSETS
Beginning of Period                                  167,053,610      145,213,620
                                                    ------------     ------------
End of Period                                       $177,270,520     $167,053,610
                                                    ============     ============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                      FOR THE
                                                     SIX MONTHS
                                                       ENDED       FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2000  --------------------------------------
                                                    (UNAUDITED)     1999    1998    1997    1996    1995
                                                   --------------  ------  ------  ------  ------  ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                1.31%(a)    1.30%   1.30%   1.20%   1.23%   1.31%
Net Investment Income                                   0.46%(a)    1.14%   1.14%   1.10%   1.14%   1.07%
Portfolio Turnover                                        25%(b)      87%     44%     55%     31%     41%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The portfolio commenced operations on November 15, 1993. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging markets may involve certain considerations and risks not typically associated with investments in the Unites States. Future economic and political developments in emerging market countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to the values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolios independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus the accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period when net assets are valued. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations.

   e) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan & Co. Inc. ("J.P. Morgan"). Under the terms of the Agreement, the portfolio pays JPMIM at an annual rate of 1.00% of the portfolios average daily net assets. For the six months ended April 30, 2000, such fees amounted to $907,665.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets, the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $781.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $22,332.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $1,507 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 2000 were as follows:

                                                     COST OF     PROCEEDS
                                                    PURCHASES   FROM SALES
                                                   -----------  -----------
                                                   $45,715,960  $58,643,423

4. RESTRICTED SECURITIES

                                                   SHARES  DATE ACQUIRED  U.S. $ COST
                                                   ------  -------------  -----------
New Century Holdings Ltd. Partnership III........     800       4/11/94   $  492,000
New Century Holdings Ltd. Partnership IV.........     900       6/16/94      900,000
New Century Holdings Ltd. Partnership V..........   1,600       11/9/94      731,000
New Century Holdings Ltd. Partnership X..........   2,617       1/21/97    2,617,000
New Century Holdings Ltd. Partnership XIV........   2,500       9/22/97    2,500,000

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note 1a. The value of these securities at April 30, 2000 is $3,667,151 representing 2.1% of the portfolio's net assets.

5. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
      INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   NEW YORK TOTAL RETURN BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
      INSTITUTIONAL SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   SMARTINDEX-TM- FUND

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.
IMSAR389


J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND

SEMIANNUAL REPORT
APRIL 30, 2000